UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2024

Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12997				54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)				(I.R.S. Employer Identification No.)

1600 Tysons Boulevard	McLean	,	VA		22102
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including the area code			(703)	251-8500

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At our Annual Meeting of Shareholders held on March 12, 2024, 57,708,408 shares, representing 94.6% of the outstanding common stock of Maximus, Inc. (the "Company") entitled to vote, were represented in person or by proxy. Our shareholders voted as follows:
(a)To elect Anne K. Altman, Bruce L. Caswell, John J. Haley, Jan D. Madsen, Richard A. Montoni, Gayathri Rajan, Raymond B. Ruddy and Michael J. Warren as directors for one-year terms expiring at the 2025 Annual Meeting of Shareholders.

Nominee	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Anne K. Altman	55,776,879	335,294	41,209	1,555,026
Bruce L. Caswell	55,790,506	321,330	41,546	1,555,026
John J. Haley	55,776,348	334,612	42,422	1,555,026
Jan D. Madsen	55,952,198	159,114	42,070	1,555,026
Richard A. Montoni	55,423,712	691,024	38,646	1,555,026
Gayathri Rajan	55,807,430	303,659	42,293	1,555,026
Raymond B. Ruddy	55,403,443	710,824	39,115	1,555,026
Michael J. Warren	55,977,211	133,469	42,702	1,555,026
(b)To ratify the appointment of Ernst & Young LLP as our independent registered accounting firm for our 2024 fiscal year.

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
56,822,493	835,213	50,702	-
(c)To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the compensation discussion and analysis, the compensation tables and any related material contained in the proxy statement.

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
55,482,954	590,398	80,030	1,555,026
(d)Against a shareholder proposal regarding the commission of a third party assessment on the Company’s commitment to freedom of association and collective bargaining rights.

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
14,314,186	41,074,142	765,054	1,555,026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.
(Registrant)

Date: March 12, 2024	/s/ John T. Martinez
John T. Martinez
Chief Legal Officer and Secretary

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